UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

Commission File Number: 333- 152535

China Electronics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	98- 0550385
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Building 3, Binhe District, Longhe East Road, Lu’an City, Anhui Province, PRC 237000
(Address of principal executive offices)

011-86-564-3224888
(Registrant’s telephone number, including area code)
# 803-5348 Vegas Drive, Las Vegas, NV 89108

Buyonate, Inc
(Former name, former address and former fiscal year, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

•
"the Company," "we," "us," or "our," are references to the combined business of China Electronics Holdings, Inc, and its subsidiary, China Electronic Holdings, Inc., and China Electronic Holdings, Inc.’s direct and indirect subsidiaries;

•	"China Electronic" refers to China Electronic Holdings, Inc., a Delaware corporation and our direct, wholly owned subsidiary, and/or its direct and indirect subsidiaries, as the case may be;
•	“Guoying” refers to Lu’an Guoying Electronic Sales Co., Ltd., a PRC corporation;

ITEM 4.01    Changes in Registrant’s Certifying Accountant

 On September 29, 2010, the Board of Directors of China Electronics Holdings, Inc. (the “Company”) approved the termination of GBH CPAs, PC (“GBH”) as our independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed Kabani & Company, Inc. (“Kabani”) as our new independent certified public accounting firm. Kabani is located at 6033 West Century Blvd., Suite 810, Los Angeles, CA 90045, and reviewed the consolidated financial statements of our wholly owned subsidiary, China Electronic and its subsidiary, Guoying, as of March 31, 2010 and audited the financial statements of Guoying as of December 31, 2009 and 2008. Accordingly, management elected to continue this existing relationship with Kabani and engage it as the Company’s independent auditors.

Our financial statements for the years ended December 31, 2009 and 2008 were audited by GBH. GBH’s reports on our  financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and 2008, the interim period ended March 31, 2010, and through the date of discontinuance of GBH’s engagement as the Company’s independent accountant, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided GBH with a copy of this Form 8-K prior to its filing with the SEC and requested it to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of GBH’s letter to the SEC, dated September 30, 2010.

The Company consulted with Kabani in connection with (a) the Company’s acquisition of all of the capital stock of China Electronic on July 15, 2010 pursuant to a Share Exchange Agreement, dated as of July 9, 2010 between the Company, China Electronic, the shareholders of China Electronic and (b) the filing by the Company on July 22, 2010 of a Current Report on Form 8-K to report the acquisition and related matters, which Current Report contained consolidated financial statements of China Electronic as of March 31, 2010 and audited financial statements of Guoying as of December 31, 2009 and 2008.

Except as set forth in the immediately preceding sentence, during the period the Company engaged GBH, neither the Company nor anyone on the Company's behalf consulted with Kabani regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized GBH to respond fully to all inquiries of Kabani.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2010

China Electronics Holdings, Inc.

By:	/s/ Hailong Liu
Hailong Liu
Chief Executive Officer